As filed with the U.S. Securities and Exchange Commission on January 26, 2026

Registration No. 333-292125

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2 to

FORM S-1

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

20/20 BIOLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	8734	57-2272107
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15810 Gaither Road, Suite 235

Gaithersburg, MD 20877

240-453-6339

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jonathan Cohen

Chief Executive Officer

15810 Gaither Road, Suite 235

Gaithersburg, MD 20877

240-453-6339

Copies to:

Louis A. Bevilacqua, Esq.

Bevilacqua PLLC

1050 Connecticut Avenue, NW, Suite 500

Washington, DC 20036

(202) 869-0888

(Names, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 (this “Amendment”) to the Registration Statement on Form S-1 of 20/20 Biolabs, Inc. (File No. 333-292125) (the “Registration Statement”) is being filed solely for the purpose of filing certain exhibits as indicated in Part II, Item 16 of this Amendment. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16, the signature pages to this Amendment and the filed exhibits. Part I, consisting of the preliminary prospectus, and the balance of Part II of the Registration Statement are unchanged and have been omitted from this Amendment.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits.

(a) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of 20/20 Biolabs, Inc. (incorporated by reference to Exhibit 2.1 to the Semiannual Report on Form 1-SA filed on November 15, 2018)
3.2	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of 20/20 Biolabs, Inc. (incorporated by reference to Exhibit 2.2 to the Semiannual Report on Form 1-SA filed on September 8, 2023)
3.3	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of 20/20 Biolabs, Inc. (incorporated by reference to Exhibit 2.3 to the Annual Report on Form 1-K filed on April 30, 2025)
3.4	Amended and Restated Bylaws of 20/20 Biolabs, Inc. (incorporated by reference to Exhibit 2.3 to the Annual Report on Form 1-K filed on July 6, 2020)
4.1	Warrant to Purchase Shares of Common Stock issued by 20/20 Biolabs, Inc. to Streeterville Capital, LLC on November 17, 2025 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 1-U filed on November 21, 2025)
4.2	Warrant to Purchase Common Stock issued by 20/20 Biolabs, Inc. to David B. Frieman on April 19, 2022 (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 1-K filed on April 30, 2025)
4.3	Warrant to Purchase Common Stock issued by 20/20 Biolabs, Inc. to StartEngine Primary, LLC on December 31, 2021 (incorporated by reference to Exhibit 3.2 to the Annual Report on Form 1-K filed on April 30, 2025)
4.4	Warrant to Purchase Common Stock issued by 20/20 Biolabs, Inc. to StartEngine Primary, LLC on December 31, 2020 (incorporated by reference to Exhibit 3.3 to the Annual Report on Form 1-K filed on April 30, 2025)
5.1	Opinion of Bevilacqua PLLC
10.1	Securities Purchase Agreement, dated November 17, 2025, between 20/20 Biolabs, Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 6.1 to the Current Report on Form 1-U filed on November 21, 2025)
10.2	Secured Convertible Promissory Note issued by 20/20 Biolabs, Inc. to Streeterville Capital, LLC on November 17, 2025 (incorporated by reference to Exhibit 6.2 to the Current Report on Form 1-U filed on November 21, 2025)
10.3	Security Agreement, dated November 17, 2025, between 20/20 Biolabs, Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 6.3 to the Current Report on Form 1-U filed on November 21, 2025)
10.4	Intellectual Property Security Agreement, dated November 17, 2025, between 20/20 Biolabs, Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 6.4 to the Current Report on Form 1-U filed on November 21, 2025)
10.5	Securities Purchase Agreement, dated November 17, 2025, between 20/20 Biolabs, Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 6.5 to the Current Report on Form 1-U filed on November 21, 2025)
10.6	Placement Agency Agreement, dated November 18, 2025, between 20/20 Biolabs, Inc. and Maxim Group LLC (incorporated by reference to Exhibit 6.6 to the Current Report on Form 1-U filed on November 21, 2025)

10.7	Form of Convertible Promissory Note issued in Crowdfunding offerings (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-1 filed on December 12, 2025)
10.8	Form of Convertible Promissory Note issued in January 2025 (incorporated by reference to Exhibit 6.2 to the Annual Report on Form 1-K filed on April 30, 2025)
10.9	License Agreement, dated February 14, 2025, between 20/20 Biolabs, Inc. and Connecting Health Innovations (incorporated by reference to Exhibit 6.3 to the Annual Report on Form 1-K filed on April 30, 2025)
10.10	Participation Agreement, dated January 6, 2025, between 20/20 Biolabs, Inc. and Ahold Delhaize USA Services LLC (incorporated by reference to Exhibit 6.4 to the Annual Report on Form 1-K filed on April 30, 2025)
10.11	Amended and Restated Statement of Work No. 2, dated January 6, 2025, between 20/20 Biolabs, Inc. and Ahold Delhaize USA Services LLC (incorporated by reference to Exhibit 6.5 to the Annual Report on Form 1-K filed on April 30, 2025)
10.12	Technology License and Access Agreement, dated August 10, 2022, between BioInfra Life Science, Inc. and 20/20 Biolabs, Inc. (incorporated by reference to Exhibit 6.4 to the Annual Report on Form 1-K filed on April 29, 2024)
10.13	Lab Services and Marketing Agreement, dated August 5, 2021, between Minomic International and 20/20 Biolabs, Inc. (incorporated by reference to Exhibit 6.5 to the Annual Report on Form 1-K filed on April 29, 2024)
10.14	Exclusive License, Technology Transfer & Commercialization Agreement, dated November 21, 2018, between Chang Gung Memorial Hospital, Linkou of Taiwan, and 20/20 Biolabs, Inc. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-1 filed on December 12, 2025)
10.15	Lease Agreement, dated March 18, 2021, between Shady Grove Development Park IX L.L.L.P. and 20/20 Biolabs, Inc. (incorporated by reference to Exhibit 6.11 to the Annual Report on Form 1-K filed on April 30, 2021)
10.16†	Employment Agreement, dated May 5, 2019, between 20/20 Biolabs, Inc. and Jonathan Cohen (incorporated by reference to Exhibit 6.8 to the Offering Statement on Form 1-A filed on August 12, 2019)
10.17†	Employment Agreement between 20/20 Biolabs, Inc. and Alan B. Bergman
10.18	Form of Independent Director Agreement between 20/20 Biolabs, Inc. and each independent director
10.19	Form of Indemnification Agreement between 20/20 Biolabs, Inc. and each independent director
10.20†	20/20 Biolabs, Inc. Stock Incentive Plan (incorporated by reference to Exhibit 6.3 to the Annual Report on Form 1-K filed on May 26, 2022)
10.21†	Form of Stock Option Agreement (incorporated by reference to Exhibit 6.4 to the Annual Report on Form 1-K filed on May 26, 2022)
10.22†	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 6.5 to the Annual Report on Form 1-K filed on May 26, 2022)
23.1	Consent of dbbmckennon (incorporated by reference to Exhibit 23.1 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 21, 2026)
23.2	Consent of Bevilacqua PLLC (included in Exhibit 5.1)
24.1	Power of Attorney (included on the signature page of this registration statement)
107	Exhibit Filing Fees (incorporated by reference to Exhibit 107 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 21, 2026)

†	Executive compensation plan or arrangement

(b)	Financial Statement Schedules.

All financial statement schedules are omitted because the information called for is not required or is shown either in the financial statements or in the notes thereto.

Item 17. Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” or “Calculation of Registration Fee” table, as applicable, in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that Paragraphs (a)(1)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser: If the registrant is subject to Rule 430C (§230.430C of this chapter), each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A (§230.430A of this chapter), shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424 (§230.424 of this chapter);

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c) The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaithersburg, State of Maryland, on January 26, 2026.

20/20 BIOLABS, INC.

By:	/s/ Jonathan Cohen
Jonathan Cohen Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Jonathan Cohen	Chief Executive Officer and Director (principal executive officer)	January 26, 2026
Jonathan Cohen

*	Interim Chief Financial Officer (principal financial and accounting officer)	January 26, 2026
Alan B. Bergman

*	Director	January 26, 2026
Richard M. Cohen

*	Director	January 26, 2026
Prasanth Reddy

*	Director	January 26, 2026
John W. Rollins

*By:	/s/ Jonathan Cohen
Jonathan Cohen
Attorney-In-Fact